UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):		N/A

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)
Maryland	1-11533	74-2123597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One Jackson Place Suite 1000 188 East Capitol Street P. O. Box 24647 Jackson, Mississippi 39225-4647
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code		(601) 948-4091

(Former name, former address and former fiscal year, if changed since last report)

FORM 8-K

PARKWAY PROPERTIES, INC.

Item 5. Other Events.

       On November 24, 2003, Parkway Properties, Inc. ("Parkway") purchased Carmel Crossing, a 324,000 square foot, three-building office campus in Charlotte, North Carolina from an unrelated party.  The property was acquired for $41 million plus $1.5 million in closing costs and anticipated capital expenditures and leasing commissions during the first two years of ownership.  The purchase was funded with proceeds from joint venture asset sales earlier in 2003.  Carmel Crossing is situated on 26 acres with 1,458 surface parking spaces.  The buildings were constructed in 1990, 1997 and 1998 and are currently 90% leased to 41 customers, with four customers, Travelers Insurance, the GSA, United Mortgage and Wells Fargo occupying approximately 55% of the properties.

       On April 2, 2004, Parkway purchased Capital City Plaza, a 410,000 square foot office building in the Buckhead submarket of Atlanta, Georgia from an unrelated party.  Parkway acquired Capital City Plaza for a purchase price of $76.3 million plus $2.3 million in closing costs and anticipated capital expenditures and leasing commissions during the first two years of ownership.  The purchase was funded with Parkway's existing lines of credit, assumption of an existing first mortgage of approximately $44 million and the issuance of $15.5 million in preferred membership interests to the seller.  The mortgage matures in August 2008 and bears interest at 6.75%.  In accordance with generally accepted accounting principles, the mortgage will be recorded at approximately $49 million to reflect the fair value of the financial instrument based on the rate of 3.7% on the date of purchase.  The preferred membership interests pay the seller a 7% coupon rate and were issued to accommodate their tax planning needs.  The seller has the right to redeem $5.5 million of the membership interests within six months of closing and $10 million of the membership interests within nine months of closing.  Parkway has the right to retire the preferred interest 40 months after closing.

       The Capital City Plaza also includes an adjoining five-story parking garage containing 726 spaces, a surface parking lot containing 81 parking spaces and rights to an adjacent lot containing 349 parking spaces.  The property is currently 92% leased to multiple customers, with three customers, Blue Cross Blue Shield of Georgia, Industrial Logic and Jefferson Pilot, occupying approximately 75% of the property.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements

       The following audited financial statement of Carmel Crossing for the year ended December 31, 2002 is attached hereto.  Also included is the unaudited financial statement for the nine months ended September 30, 2003:

Page
Report of Independent Auditors	4
Statements of Rental Revenues and Direct Operating Expenses	5
Notes to Statements of Rental Revenues and Direct Operating Expenses	6

       The following audited financial statement of the Capital City Plaza for the year ended December 31, 2003 is attached hereto.  Also included is the unaudited financial statement for the three months ended March 31, 2004:

Page
Report of Independent Auditors	8
Statements of Rental Revenues and Direct Operating Expenses	9
Notes to Statements of Rental Revenues and Direct Operating Expenses	10

(b) Pro Forma Consolidated Financial Statements

The following unaudited Pro Forma Consolidated Financial Statements of Parkway for the year ended December 31, 2002 and the nine months ended September 30, 2003 are attached hereto:
Page
Pro Forma Consolidated Financial Statements (Unaudited)	12
Pro Forma Consolidated Balance Sheet (Unaudited) - As of September 30, 2003	13
Pro Forma Consolidated Statement of Income (Unaudited) -
For the Year Ended December 31, 2002	14
Pro Forma Consolidated Statement of Income (Unaudited) -
For the Nine Months Ended September 30, 2003	15
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	16

The following unaudited Pro Forma Consolidated Financial Statements of Parkway for the year ended December 31, 2003 and the three months ended March 31, 2004 are attached hereto:
Page
Pro Forma Consolidated Financial Statements (Unaudited)	19
Pro Forma Consolidated Balance Sheet (Unaudited) - As of March 31, 2004	20
Pro Forma Consolidated Statement of Income (Unaudited) -
For the Year Ended December 31, 2003	21
Pro Forma Consolidated Statement of Income (Unaudited) -
For the Three Months Ended March 31, 2004	22
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	23

(c) Exhibits
(23.1) Consent of Ernst & Young LLP
(23.2) Consent of Ernst & Young LLP

 Report of Independent Auditors

The Board of Directors

Parkway Properties, Inc.

We have audited the accompanying statement of rental revenues and direct operating expenses of Carmel Crossing for the year ended December 31, 2002.  This statement is the responsibility of management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenues and direct operating expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the basis of accounting and accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, for inclusion in a Form 8-K of Parkway Properties, Inc. and are not intended to be a complete presentation of Carmel Crossing's revenues and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenues and direct operating expenses described in Note 2 of Carmel Crossing for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                                                                                 Ernst & Young LLP

New Orleans, Louisiana

May 14, 2004

Carmel Crossing

Statements of Rental Revenues
and Direct Operating Expenses

(in thousands)

	Year Ended	Nine Months Ended
	December 31, 2002	September 30, 2003
		(unaudited)
Rental revenues:
Minimum rents	$ 4,905	$ 4,045
Reimbursed charges	94	15
Other income	76	33
	5,075	4,093

Direct operating expenses:
Administrative and miscellaneous expenses	81	24
Salaries and wages	107	101
Utilities	392	310
Janitorial services and supplies	226	166
Maintenance services and supplies	230	181
Security	41	27
Management fees	194	165
Real estate taxes	444	350
	1,715	1,324
Excess of rental revenues over direct operating expenses	$ 3,360	$ 2,769

See report of independent auditors and accompanying notes.

Carmel Crossing

Notes to Statements of Rental Revenues
and Direct Operating Expenses

December 31, 2002 and September 30, 2003

1.    Organization and Significant Accounting Policies

Description of Property

On November 24, 2003, Parkway Properties, Inc. ("Parkway") purchased the fee simple interest in Carmel Crossing, a three-building office campus located at the intersection of Carmel Road and Highway 51 in Charlotte, North Carolina from an unrelated party. Carmel Crossing contains approximately 324,000 (unaudited) net rentable square feet of office space on 26 acres with 1,458 surface parking spaces.

Management's Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are accounted for ratably over the term of each lease.  Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for Carmel Crossing's non-cancelable operating leases at December 31, 2002 are as follows (in thousands):

Year	Amount
2003	$ 2,638
2004	4,630
2005	3,678
2006	2,817
2007	2,643
Thereafter	2,892
$19,298

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

See report of independent auditors.

As of December 31, 2002, Carmel Crossing had four tenants that occupied approximately 51% of the office space, Travelers Insurance, the GSA, United Mortgage and Wells Fargo.

2.     Basis of Accounting

The accompanying statements of rental revenues and direct operating expenses are presented on the accrual basis.  The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.  Accordingly, the statements exclude certain expenses not comparable to the future operations of Carmel Crossing such as depreciation and mortgage interest expense.  Management is not aware of any material factors relating to Carmel Crossing that would cause the reported financial information not to be necessarily indicative of future operating results.

3.     Management Fees

       Management fees of approximately 3% of revenues received from the operations of Carmel Crossing were paid to an unrelated management company.

See report of independent auditors.

Report of Independent Auditors

The Board of Directors

Parkway Properties, Inc.

We have audited the accompanying statement of rental revenues and direct operating expenses of Capital City Plaza for the year ended December 31, 2003.  This statement is the responsibility of management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenues and direct operating expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the basis of accounting and accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, for inclusion in a Form 8-K of Parkway Properties, Inc. and are not intended to be a complete presentation of Capital City Plaza's revenues and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenues and direct operating expenses described in Note 2 of Capital City Plaza for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

                                                                                          Ernst & Young LLP

Philadelphia, Pennsylvania

February 2, 2004

Capital City Plaza

Statements of Rental Revenues
and Direct Operating Expenses

(in thousands)

	Year Ended	Three Months Ended
	December 31, 2003	March 31, 2004
		(unaudited)
Rental revenues:
Minimum rents	$ 5,449	$ 1,288
Reimbursed charges	2,754	607
Other income	307	78
	8,510	1,973

Direct operating expenses:
Administrative and miscellaneous expenses	510	112
Salaries and wages	158	46
Utilities	692	173
Janitorial services and supplies	390	100
Operating and maintenance costs	840	136
Security	293	85
Management fees	275	44
Real estate taxes	1,028	269
	4,186	965
Excess of rental revenues over direct operating expenses	$ 4,324	$ 1,008

See report of independent auditors and accompanying notes.

Capital City Plaza

Notes to Statements of Rental Revenues
and Direct Operating Expenses

December 31, 2003 and March 31, 2004

1.    Organization and Significant Accounting Policies

Description of Property

On April 2, 2004, Parkway Properties, Inc. ("Parkway") purchased the Capital City Plaza, a 17-story office building in the Buckhead submarket of Atlanta, Georgia from an unrelated party. Capital City Plaza contains approximately 410,000 (unaudited) net rentable square feet of office space.  The acquisition also includes an adjoining five-story parking garage containing 726 spaces, a surface parking lot containing 81 parking spaces and rights to an adjacent lot containing 349 parking spaces.

Management's Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are accounted for ratably over the term of each lease.  Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for Capital City Plaza's non-cancelable operating leases at December 31, 2003 are as follows (in thousands):

Year	Amount
2004	$ 6,560
2005	7,597
2006	6,935
2007	6,813
2008	6,686
Thereafter	39,218
$73,809

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

See report of independent auditors.

As of December 31, 2003, Capital City Plaza had three tenants that occupied approximately 75% of the office space, Blue Cross Blue Shield of Georgia, Industrial Logic and Jefferson Pilot.

2.     Basis of Accounting

The accompanying statements of rental revenues and direct operating expenses are presented on the accrual basis.  The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.  Accordingly, the statements exclude certain expenses not comparable to the future operations of Capital City Plaza such as depreciation and mortgage interest expense.  Management is not aware of any material factors relating to Capital City Plaza that would cause the reported financial information not to be necessarily indicative of future operating results.

3.     Management Fees

       Management fees of approximately 3% of revenues received from the operations of Capital City Plaza were paid to an unrelated management company.

See report of independent auditors.

PARKWAY PROPERTIES, INC.

Pro Forma Consolidated Financial Statements

(Unaudited)

       The following unaudited pro forma consolidated balance sheet as of September 30, 2003 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 2002 and nine months ended September 30, 2003 give effect to the purchases by Parkway of certain properties listed below for the periods stated.  The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

       The pro forma consolidated balance sheet sets forth the effect of Parkway's purchase of the Carmel Crossing office campus as if it had been consummated on September 30, 2003.

       The pro forma consolidated statements of income set forth the effects of Parkway's purchases of the buildings listed below as if each had been consummated on January 1, 2002.

Building	Date of Purchase
Citrus Center	02/11/03
Peachtree Dunwoody Pavilion	08/28/03
Wells Fargo Building	09/12/03
Carmel Crossing	11/24/03

       In addition to the purchases listed above, the pro forma consolidated statement of income sets forth the effect of the sale of 690,000 shares of common stock on March 24, 2003 and the sale of the BB&T Financial Center on August 1, 2003 as if these transactions had occurred on January 1, 2002.

       These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the transactions had occurred on the dates indicated or which may be obtained in the future.  The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 2003.

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2003
 (Unaudited)

	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
		(In thousands)
Assets
Real estate related investments:
Office and parking properties	$ 807,295	$ 40,950	$ 848,245
Accumulated depreciation	(109,199)	-	(109,199)
	698,096	$ 40,950	739,046
Land held for sale	3,528	-	3,528
Note receivable from Moore Building Associates LP	5,996	-	5,996
Mortgage loans	863	-	863
Investment in unconsolidated joint ventures	20,267	-	20,267
	728,750	$ 40,950	769,700
Interest, rents receivable and other assets	32,338	-	32,338
Cash and cash equivalents	2,924	-	2,924
	$ 764,012	$ 40,950	$ 804,962
Liabilities
Notes payable to banks	$ 93,372	$ 40,950	$ 134,322
Mortgage notes payable without recourse	225,934	-	225,934
Accounts payable and other liabilities	35,411	-	35,411
	354,717	$ 40,950	395,667
Stockholders' Equity
8.34% Series B Cumulative Convertible Preferred
stock, $.001 par value, 2,142,857 shares authorized,
1,942,857 shares issued and outstanding	68,000	-	68,000
Series C Preferred stock, $.001 par value, 400,000 shares
authorized, no shares issued	-	-	-
8.00% Series D Preferred stock, $.001 par value,
2,400,000 shares authorized, issued and outstanding	57,976	-	57,976
Common stock, $.001 par value, 65,057,143 shares
authorized, 10,783,908 shares issued and outstanding	10	-	10
Excess stock, $.001 par value, 30,000,000 shares authorized,
no shares issued	-	-	-
Common stock held in trust, at cost, 128,000 shares	(4,321)	-	(4,321)
Additional paid-in capital	251,716	-	251,716
Unearned compensation	(4,592)	-	(4,592)
Accumulated other comprehensive loss	(51)	-	(51)
Retained earnings	40,557	-	40,557
	409,295	-	409,295
	$ 764,012	$ 40,950	$ 804,962

See accompanying notes

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (2)		Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$152,442	$ 15,966	(a)	$168,402
Management company income	1,197	327	(e)	1,524
Interest on note receivable from Moore Building Associates LP	895	-		895
Incentive management fee from Moore Building Associates LP	325	-		325
Other income and deferred gains	401	-		401
Total Revenues	155,260	16,287		171,547
Expenses
Office and parking properties:
Operating expense	65,942	7,264	(a)	73,206
Interest expense:
Contractual	18,766	389	(c)	19,155
Prepayment expenses	833	-		833
Amortization of loan costs	240	(6)	(c)	234
Depreciation and amortization	27,412	3,228	(d)	30,640
Operating expense for other real estate properties	34	-		34
Interest expense on bank notes:
Contractual	6,055	1,270	(d)	7,325
Amortization of loan costs	592	-		592
Management company expenses	416	-		416
General and administrative	5,029	141	(e)	5,170
Total Expenses	125,319	12,286		137,605
Income before equity in earnings, gain (loss) , minority interest
and discontinued operations	29,941	4,001		33,942
Equity in earnings of unconsolidated joint ventures	824	-		824
Gain (loss) on sale of joint venture interest and real estate	(474)	4,195	(e)	3,721
Impairment loss on office property	(1,594)	-		(1,594)
Minority interest - unit holders	(2)	-		(2)
Income before discontinued operations	28,695	8,196		36,891
Discontinued operations:
Income from discontinued operations	47	-		47
Gain on sale of real estate from discontinued operations	770	-		770
Net income	29,512	8,196		37,708
Change in market value of interest rate swap	1,524	-		1,524
Comprehensive income	$ 31,036	$ 8,196		$ 39,232
Net income available to common stockholders:
Net income	$ 29,512	$ 8,196		$ 37,708
Dividends on preferred stock	(5,797)	-		(5,797)
Dividends on convertible preferred stock	(6,257)	-		(6,257)
Net income available to common stockholders	$ 17,458	$ 8,196		$ 25,654
Net income per common share:
Basic:
Income before discontinued operations	$ 1.78	-		$ 2.48
Discontinued operations	.09	-		.08
Net income	$ 1.87	-		$ 2.56	(4)
Diluted:
Income before discontinued operations	$ 1.75	-		$ 2.44
Discontinued operations	.09	-		.08
Net income	$ 1.84	-		$ 2.52	(4)
Dividends per common share	$ 2.56	-		$ 2.56
Weighted average shares outstanding:
Basic	9,312	690		10,002	(4)
Diluted	9,480	690		10,170	(4)

See accompanying notes.

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (2)		Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$ 107,107	$ 8,075	(b)	$115,182
Management company income	1,688	(115)	(e)	1,573
Interest on note receivable from Moore Building Associates LP	613	-		613
Incentive management fee from Moore Building Associates LP	221	-		221
Other income and deferred gains	551	-		551
Total Revenues	110,180	7,960		118,140
Expenses
Office and parking properties:
Operating expense	47,608	3,487	(b)	51,095
Interest expense:
Contractual	12,063	(348)	(c)	11,715
Amortization of loan costs	209	(3)	(c)	206
Depreciation and amortization	20,674	1,854	(b)	22,528
Operating expense for other real estate properties	31	-		31
Interest expense on bank notes:
Contractual	2,138	764	(d)	2,902
Amortization of loan costs	428	-		428
Management company expenses	302	-		302
General and administrative	3,184	71	(e)	3,255
Total Expenses	86,637	5,825		92,462
Income before equity in earnings, gain and
minority interest	23,543	2,135		25,678
Equity in earnings of unconsolidated joint ventures	1,644	-		1,644
Gain on sale of joint venture interest and real estate	10,661	(5,020)	(e)	5,641
Minority interest - unit holders	(2)	-		(2)
Net Income	35,846	(2,885)		32,961
Change in market value of interest rate swap	119	-		119
Comprehensive income	$ 35,965	$ (2,885)		$ 33,080
Net income available to common stockholders:
Net income	$ 35,846	$ (2,885)		$ 32,961
Original issue costs associated with redemption of preferred stock	(2,619)	-		(2,6191)
Dividends on preferred stock	(4,152)	-		(4,152)
Dividends on convertible preferred stock	(4,673)	-		(4,673)
Net income available to common stockholders	$ 24,402	$ (2,885)		$ 21,517
Net income per common share:
Basic	$ 2.43			$ 2.10	(4)
Diluted	$ 2.35			$ 2.06	(4)
Dividends per common share	$ 1.95			$ 1.95
Weighted average shares outstanding:
Basic	10,031	208		10,239	(4)
Diluted	12,390	(1,925)		10,465	(4)

See accompanying notes

PARKWAY PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1.       On November 24, 2003, Parkway Properties, Inc. ("Parkway") purchased Carmel Crossing, a 324,000 square foot, three-building office campus in Charlotte, North Carolina.  The property was acquired for $41 million plus $1.5 million in closing costs and anticipated capital expenditures and leasing commissions during the first two years of ownership.  The purchase was funded with our line of credit.  Carmel Crossing is situated on 26 acres with 1,458 surface parking spaces.  The buildings were constructed in 1990, 1997 and 1998 and are currently 90% leased to 41 customers, with four customers, Travelers Insurance, the GSA, United Mortgage and Wells Fargo occupying approximately 55% of the properties.

2.       The pro forma adjustments to the Consolidated Statement of Income for the year ended December 31, 2002 and nine months ended September 30, 2003 set forth the effects of Parkway's purchase of the following buildings as if they had been consummated on January 1, 2002.

Date of
Building	Purchase
Citrus Center	02/11/03
Peachtree Dunwoody Pavilion	08/28/03
Wells Fargo Building	09/12/03
Carmel Crossing	11/24/03

          These pro forma adjustments are detailed below for the year ended December 31, 2002 and nine months ended September 30, 2003.

          The effect on income and expenses from real estate properties is as follows (in thousands):

           (a)   For the year ended December 31, 2002:

	Revenue	Expenses
	Income From	Real Estate Owned
	Real Estate	Operating	Depreciation
	Properties	Expense	Expense
Citrus Center	$ 6,033	$ 2,841	$ 1,038
Sale of BB&T Financial Center	(4,670)	(1,586)	(739)
Peachtree Dunwoody Pavilion	7,273	3,198	1,284
Wells Fargo Building	2,249	1,096	368
Carmel Crossing	5,075	1,715	1,277
	$ 15,960	$ 7,264	$ 3,228

       Depreciation is provided by the straight-line method over the estimated useful life (40 years for buildings and 5 - 15 years for building improvements).

       (b)   For the nine months ended September 30, 2003:

	Revenue	Expenses
	Income From	Real Estate Owned
	Real Estate	Operating	Depreciation
	Properties	Expense	Expense
Citrus Center	$ 626	$ 159	$ 193
Sale of BB&T Financial Center	(2,643)	(921)	(436)
Peachtree Dunwoody Pavilion	4,504	2,130	878
Wells Fargo Building	1,495	795	262
Carmel Crossing	4,093	1,324	957
	$ 8,075	$ 3,487	$ 1,854

       Depreciation is provided by the straight-line method over the estimated useful life (40 years for buildings and 5 - 15 years for building improvements).

       (c)   Pro forma interest expense on real estate owned reflects interest and loan cost amortization on non-recourse debt assumed upon purchase and the extinguishment of debt from the sale proceeds of the BB&T Financial Center as if in place January 1, 2002 and is detailed below (in thousands).

			Nine
Property/		Year Ended	Months Ended
Placement Date/Rate	Debt	12/31/02	09/30/03
Debt assumed in Citrus Center purchase
02/03 6.00%	$ 21,153	$1,269	$ 143
Proceeds from sale of BB&T Financial Center
08/03 7.30%	(11,201)	(886)	(494)
	$ 9,952	$ 383	$ (351)

       (d)   The pro forma effect of the Citrus Center Purchase, the Wells Fargo Building Purchase and the Carmel Crossing Purchase on interest expense on notes payable to banks was $1,270,000 for the year ended December 31, 2002 and $764,000 for the nine months ended September 30, 2003.

       (e)   The pro forma effect of the sale of the BB&T Financial Center on gain on sale of real estate is an increase of $4,195,000 for the year ended December 31, 2002 and a decrease of $5,020,000 for the nine months ended September 30, 2003.  The pro forma effect of the acquisition fee earned on the sale of the BB&T Financial Center on management company income is an increase of $186,000 for the year ended December 31, 2002 and a decrease of $186,000 for the nine months ended September 30, 2003.

3.       No additional income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.

4.       Diluted net income per share for the year ended December 31, 2002 and nine months ended September 30, 2003 was $1.84 and $2.35, respectively, based on diluted weighted average shares outstanding of 9,480,000 and 12,390,000, respectively.

          Pro Forma diluted net income per share for the year ended December 31, 2002 and the nine months ended September 30, 2003 reflect the sale of 690,000 shares of common stock on March 24, 2003 as if the shares had been sold on January 1, 2002 and was $2.52 and $2.06 respectively, based on pro forma diluted weighted average shares outstanding of 10,170,000 and 10,465,000 respectively.

PARKWAY PROPERTIES, INC.

Pro Forma Consolidated Financial Statements

(Unaudited)

       The following unaudited pro forma consolidated balance sheet as of March 31, 2004 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 2003 and three months ended March 31, 2004 give effect to the purchases by Parkway of certain properties listed below for the periods stated.  The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

       The pro forma consolidated balance sheet sets forth the effect of Parkway's purchase of the Capital City Plaza as if it had been consummated on March 31, 2004.

       The pro forma consolidated statements of income set forth the effects of Parkway's purchases of the buildings listed below as if each had been consummated on January 1, 2003.

Building	Date of Purchase
Maitland 200	01/29/04
Capital City Plaza	04/02/04

       These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the transactions had occurred on the dates indicated or which may be obtained in the future.  The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 2003.

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2004
 (Unaudited)

	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
		(In thousands)
Assets
Real estate related investments:
Office and parking properties	$ 900,928	$ 81,711	$ 982,639
Accumulated depreciation	(124,418)	-	(124,418)
	776,510	81,711	858,221
Land available for sale	3,528	-	3,528
Investment in unconsolidated joint ventures	20,011	-	20,011
	800,049	81,711	881,760
Interest, rents receivable and other assets	40,508	-	40,508
Cash and cash equivalents	1,681	-	1,681
	$ 842,238	$ 81,711	$ 923,949
Liabilities
Notes payable to banks	$ 150,889	$ 17,147	$ 168,036
Mortgage notes payable without recourse	251,384	49,073	300,457
Accounts payable and other liabilities	28,407	-	28,407
	430,680	66,220	496,900
Minority Interest
Minority Interest - unit holders	40	-	40
Minority Interest - real estate partnerships	4,015	-	4,015
	4,055	-	4,055
Stockholders' Equity
8.34% Series B Cumulative Convertible Preferred stock,
$.001 par value, 2,142,857 shares authorized,
1,867,857 shares issued and outstanding	65,375	-	65,375
Series C Preferred stock, $.001 par value, 400,000 shares authorized,
no shares issued	-	-	-
8.00% Series D Preferred stock, $.001 par value, 2,400,000 shares
authorized, issued and outstanding	57,976	-	57,976
7.00% Preferred membership interests	-	15,491	15,491
Common stock, $.001 par value, 65,057,143 shares authorized,
10,974,187 shares issued and outstanding	11	-	11
Excess stock, $.001 par value, 30,000,000 shares authorized,
no shares issued	-	-	-
Common stock held in trust, at cost, 128,000 shares	(4,321)	-	(4,321)
Additional paid-in capital	257,672	-	257,672
Unearned compensation	(4,437)	-	(4,437)
Accumulated other comprehensive loss	(40)	-	(40)
Retained earnings	35,267	-	35,267
	407,503	15,491	422,994
	$ 842,238	$ 81,711	$ 923,949

See accompanying notes

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2003
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (2)		Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$142,196	$ 12,334	(a)	$154,530
Management company income	2,136	-		2,136
Interest on note receivable from Moore Building Associates LP	819	-		819
Incentive management fee from Moore Building Associates LP	300	-		300
Other income and deferred gains	599	-		599
Total Revenues	146,050	12,334		158,384
Expenses
Office and parking properties:
Operating expense	63,362	5,747	(a)	69,109
Interest expense:
Contractual	16,026	1,801	(c)	17,827
Amortization of loan costs	293	-		293
Depreciation and amortization	28,030	2,444	(a)	30,474
Operating expense for other real estate properties	37	-		37
Interest expense on bank notes:
Contractual	2,834	1,024	(d)	3,858
Amortization of loan costs	565	-		565
Management company expenses	391	-		391
General and administrative	4,201	-		4,201
Total Expenses	115,739	11,016		126,755
Income before equity in earnings, gain and minority interest	30,311	1,318		31,629
Equity in earnings of unconsolidated joint ventures	2,212	-		2,212
Gain on sale of joint venture interests and real estate	10,661	-		10,661
Minority interest - unit holders	(3)	-		(3)
Net income	43,181	1,318		44,499
Change in market value of interest rate swap	170	-		170
Comprehensive income	$ 43,351	$ 1,318		$ 44,669
Net income available to common stockholders:
Net income	$ 43,181	$ 1,318		$ 44,499
Original issue costs associated with redemption or preferred stock	(2,619)	-		(2,619)
Dividends on preferred stock	(5,352)	-		(5,352)
Dividends on preferred membership interests	-	(1,084)	(e)	(1,084)
Dividends on convertible preferred stock	(6,091)	-		(6,091)
Net income available to common stockholders	$ 29,119	$ 234		$ 29,353
Net income per common share:
Basic	$ 2.85	-		$ 2.87
Diluted	$ 2.79	-		$ 2.81
Dividends per common share	$ 2.60	-		$ 2.60
Weighted average shares outstanding:
Basic	10,224	-		10,224
Diluted	10,453	-		10,453

See accompanying notes.

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2004
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (2)		Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$ 36,907	$ 2,258	(b)	$ 39,165
Management company income	406	-		406
Other income and deferred gains	14	-		14
Total Revenues	37,327	2,258		39,585
Expenses
Office and parking properties:
Operating expense	17,569	1,082	(b)	18,651
Interest expense:
Contractual	4,512	450	(c)	4,962
Prepayment expenses	271	-		271
Amortization of loan costs	89	-		89
Depreciation and amortization	7,629	508	(b)	8,137
Operating expense for other real estate properties	10	-		10
Interest expense on bank notes:
Contractual	834	149	(d)	983
Amortization of loan costs	112	-		112
Management company expenses	76	-		76
General and administrative	1,034	-		1,034
Total Expenses	32,136	2,189		34,325
Income before equity in earnings, gain and minority interest	5,191	69		5,260
Equity in earnings of unconsolidated joint ventures	743	-		743
Gain on note receivable	774	-		774
Minority interest - real estate partnerships	22	-		22
Net Income	6,730	69		6,799
Change in market value of interest rate swap	(40)	-		(40)
Comprehensive income	$ 6,690	$ 69		$ 6,759
Net income available to common stockholders:
Net income	$ 6,730	$ 69		$ 6,799
Dividends on preferred stock	(1,200)	-		(1,471)
Dividends on preferred membership interests	-	(271)	(e)	(271)
Dividends on convertible preferred stock	(1,409)	-		(1,409)
Net income available to common stockholders	$ 4,121	$ (202)		$ 3,919
Net income per common share:
Basic	$ 0.38	-		$ 0.36
Diluted	$ 0.37	-		$ 0.35
Dividends per common share	$ 0.65	-		$ 0.65
Weighted average shares outstanding:
Basic	10,864	-		10,864
Diluted	11,095	-		11,095

See accompanying notes

PARKWAY PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1.       On April 2, 2004, Parkway Properties, Inc. ("Parkway") purchased Capital City Plaza, a 410,000 square foot office building in the Buckhead submarket of Atlanta, Georgia from an unrelated party.  Parkway acquired Capital City Plaza for a purchase price of $76.3 million plus $2.3 million in closing costs and anticipated capital expenditures and leasing commissions during the first two years of ownership.  The purchase was funded with Parkway's existing lines of credit, assumption of an existing first mortgage of approximately $44 million and the issuance of $15.5 million in preferred membership interests to the seller.  The mortgage matures in August 2008 and bears interest at 6.75%.  In accordance with generally accepted accounting principles, the mortgage will be recorded at approximately $49 million to reflect the fair value of the financial instrument based on the rate of 3.7% on the date of purchase.  The preferred membership interests pay the seller a 7% coupon rate and were issued to accommodate their tax planning needs.  The seller has the right to redeem $5.5 million of the membership interests within six months of closing and $10 million of the membership interests within nine months of closing.  Parkway has the right to retire the preferred interest 40 months after closing.

          The Capital City Plaza also includes an adjoining five-story parking garage containing 726 spaces, a surface parking lot containing 81 parking spaces and rights to an adjacent lot containing 349 parking spaces.  The property is currently 92% leased to multiple customers, with three customers, Blue Cross Blue Shield of Georgia, Industrial Logic and Jefferson Pilot, occupying approximately 75% of the property.

2.       The pro forma adjustments to the Consolidated Statement of Income for the year ended December 31, 2003 and three months ended March 31, 2004 set forth the effects of Parkway's purchase of the following buildings as if they had been consummated on January 1, 2003.

Date of
Building	Purchase
Maitland 200	01/29/04
Capital City Plaza	04/02/04

          These pro forma adjustments are detailed below for the year ended December 31, 2003 and three months ended March 31, 2004

          The effect on income and expenses from real estate properties is as follows (in thousands):

           (a)   For the year ended December 31, 2003:

	Revenue	Expenses
	Income From	Real Estate Owned
	Real Estate	Operating	Depreciation
	Properties	Expense	Expense
Maitland 200	$ 3,824	$ 1,561	$ 592
Capital City Plaza	8,510	4,186	1,852
	$ 12,334	$ 5,747	$ 2,444

           Depreciation is provided by the straight-line method over the estimated useful life (40 years for buildings and 5 - 15 years for building improvements).

           (b)   For the three months ended March 31, 2004:

	Revenue	Expenses
	Income From	Real Estate Owned
	Real Estate	Operating	Depreciation
	Properties	Expense	Expense
Maitland 200	$ 285	$ 116	$ 45
Capital City Plaza	1,973	966	463
	$ 2,258	$ 1,082	$ 508

           Depreciation is provided by the straight-line method over the estimated useful life (40 years for buildings and 5 - 15 years for building improvements).

           (c)   Pro forma interest expense on real estate owned reflects interest on non-recourse debt assumed upon purchase as if in place January 1, 2003 and is detailed below (in thousands).

			Three
Property/Placement		Year Ended	Months Ended
Date/Rate	Debt	12/31/03	03/31/04
Debt assumed in Capital City Plaza purchase
04/04 3.67%	$49,073	$1,801	$450

           (d)   The pro forma effect of the Maitland 200 Purchase and the Capital City Plaza Purchase on interest expense on notes payable to banks was $1,024,000 for the year ended December 31, 2003 and $149,000 for the three months ended March 31, 2004.

           (e)   The pro forma effect of the Capital City Plaza Purchase on dividends on preferred membership interests was $1,084,000 for the year ended December 31, 2003 and $271,000 for the three months ended March 31, 2004.

3.       No additional income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.

4.       Diluted net income per share for the year ended December 31, 2003 and three months ended March 31, 2004 was $2.79 and $.37 respectively, based on diluted weighted average shares outstanding of 10,453,000 and 11,095,000, respectively.

           Pro forma diluted net income per share for the year ended December 31, 2003 and the three months ended March 31, 2004 was $2.81 and $.35, respectively, based on diluted weighted average shares outstanding of 10,453,000 and 11,095,000, respectively.

FORM 8-K

PARKWAY PROPERTIES, INC.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 14, 2004	PARKWAY PROPERTIES, INC.

	BY:	/s/ Mandy M. Pope
Mandy M. Pope, CPA
Chief Accounting Officer